EX-32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of WI-TRON, INC. (the "Company") for the nine months ended September 30, 2008, I, Tarlochan S. Bains, Vice President and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Wi-Tron, Inc., and will be retained by Wi-Tron, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Tarlochan S. Bains	November 19, 2008
Tarlochan S. Bains Vice President and Principal Accounting Officer